True Nature Holdings, Inc. (TNTY)

Investor Presentation
August 2016

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking information about us that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "guidance," "expect," "will," "may," "anticipate," "plan," "estimate," "project," "intend," "should," "can," "likely," "could," "outlook" and similar expressions are intended to identify forward-looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are:

- the impact on us of our substantial indebtedness, including on our ability to obtain financing on acceptable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements;
- general economic and market conditions, including inflation and changes in commodity pricing, fuel, interest rates, labor, risk, health insurance and other variable costs that generally are not within our control, and our exposure to credit and counterparty risk;
- whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, and property and equipment and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate;
- competition and demand for services in the solid waste industry;
- price increases to our customers may not be adequate to offset the impact of increased costs, including labor, third-party disposal and fuel, and may cause us to lose volume;
- our ability to manage growth and execute our growth strategy;
- our dependence on key personnel;
- our dependence on large, long-term collection, transfer and disposal contracts;
- our business is capital intensive and may consume cash in excess of cash flow from operations;
- any exposure to environmental liabilities or remediation requirements, to the extent not adequately covered by insurance, could result in substantial expenses;
- risks associated with undisclosed liabilities of acquired businesses;
- risks associated with pending and future legal proceedings, including litigation, audits or investigations brought by or before any governmental body;
- severe weather conditions, including those brought about by climate change, which could impair our financial results by causing increased costs, loss of revenue, reduced operational efficiency or disruptions to our operations;
- compliance with existing and future legal and regulatory requirements, including limitations or bans on disposal of certain types of wastes or on the transportation of waste, which could limit our ability to conduct or grow our business, increase our costs to operate or require additional capital expenditures;
- the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages;

changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies;

- and acts of war, riots or terrorism, including the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States.

Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements on our website, which speak only as of the date they were placed on the website. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

Executive Summary

- **True Nature Holdings, Inc. (TNTY) is a public, development stage company acquiring US-based compounding pharmacies to create network of quality-focused, profitable, efficient businesses through:**
  - Consolidation of local markets and production to regional hubs
  - Leveraging economies of scale
  - Distributing broader line of formulations through acquired pharmacies serving medical, veterinary facilities
- **Current environment of increasing regulation, significantly reduced insurance reimbursement have combined to create motivated sellers, buyer's market where valuations are very attractive**
  - Most sellers want to remain to provide solutions for patients/prescribers
  - Company targeting high percentage (75-90%) of cash pay businesses only
- **TNTY executing hub/spoke acquisition strategy with 503A (retail) compound pharmacies supported by, integrated with selected 503B (outsourced bulk production) compounders; initial focus on SE, MW**
- **First acquisition completed (Atlanta, GA); 3 LOIs in place, robust pipeline**

Market Overview

- **Over 4,000 compounding pharmacies in US, generating roughly $8B in revenue (March 2016 IBIS report)**
  - Typically 10-20%+ profit margins
  - Represents only 30-40M of estimated 3.6B prescriptions/year (IBIS January 2015); receives less attention than other specialty pharmacy sub-segments
  - Highly fragmented, with large number of privately-operated businesses, none with market share of >2.0% of total 503A market
    - Many have revenues of $2-$5M, representing opportunity to build critical mass ($100M+) in short order
- **Mix of products produced by compounding pharmacies (IBIS January 2015):**
  - Altered ingredients to avoid allergies, change flavor or for other reasons: 35%
  - Altered delivery mechanisms (eg. pill to liquid or transdermal form): 20%
  - Unavailable due to drug shortages: 20%
  - Altered dosage: 15%
  - Altered for veterinary/pet requirements: 10%
- **Typical compound pharmacy formulation line (none commercially available): hormone therapy, weight loss, sexual dysfunction, pain, dermatology, veterinary**

Market Overview (cont'd)

- **Compounding pharmacy industry projected to grow at 5.7%/year from 2015-2021 (Future Market Insights, May 2016), driven by:**
  - Population growth with increasing chronic illness, MD visits
    - May require personalized dosage forms, flavors or medications that comply with allergies, other medications
    - Increase in copayments, deductibles pushing patients to lower cost alternatives
  - All segments provide demand:
    - < 18: Typically noncompliant with medications, more likely to require alternate applications (flavor, administration options), most likely to have allergies to pharmaceutical compounds
    - 19-64: Group marked by high pharmaceutical awareness, addressing hormones, weight loss, sexual dysfunction, cosmetic issues as well as allergies, preferences (flavor, different dosage strength, administration)
    - >64: Growing elderly population has high drug-prescribing pattern due to number of chronic diseases, disorders, limited number of non-drug alternatives
  - Growing drug shortages: increased five fold 2006-2013, more projected

Source of Prescriber Demand

- **Functional Medicine**
  - Systems-oriented approach to medicine vs. traditional disease-state management
  - Many drugs that treat natural systems not patentable thus not commercially available; must be made in compounding pharmacies
  - Many functional medicine MD's prefer to customize strengths, dosage, fillers
  - Symbiotic relationship with compounders: most functional practitioners cash-only, so patients expect to pay cash for compounds
- **Custom Compounds from Traditional MDs**
  - Combining drugs, changing dosage, altering strengths, removing fillers, allergens
  - Dermatology, Pediatrics, Orthopedics, Physical Therapy, Urology, Gynecology, Gastroenterology, Oncology, Endocrinology, Internal Medicine, etc
- **Office-Use Compounds/Outsourcing**
  - MDs, hospitals increasingly turning to 503B compounding pharmacies to outsource production of drugs for office-use administration due to capital requirements, ongoing costs associated with regulation

Compounders: Value-Add in Healthcare Market

- **Healthcare Savings**
  - Compound pharmacy industry historically focused firmly on mission of saving money for prescribers
    - I.E.: for many years compounders made hydroxyprogesterone injections to avoid short-term pregnancies for $10/dose; Makena debuted for $1,500/dose
  - Over past 3 years compounders have received negative publicity for fraudulent billing, extremely high reimbursement, particularly with topical treatments for pain, wounds, scars
  - Most cases started as small, independent pharmacies that figured out how to manipulate unsophisticated insurance reimbursement schedules
- **Cash Vs. Insurance Model**
  - As copays and deductibles rise, many consumers understand that cash-pay compounds significantly less expensive than most similar commercially-available products
- **Sustainability of Cash-Pay Customers: Rare healthcare cost not reliant on insurance, Medicare, Medicaid**
- **Customized Coordination of Care: Increasingly unique healthcare service where patient care is truly individualized**
- **Customization (flavor, route of administration) assists in combating systemic issues such as pain pill addiction**

Recent History of Increasing Regulation

- **1998: Congress exempted compounding pharmacies from FDA oversight, making regulation shared responsibility of state and federal agencies**
- **2012: outbreak of fungal meningitis sickened over 800 individuals, caused death of 64**
  - CDC traced outbreak to contamination in medication packaged by New England Compounding Center (NECC)
- **2013: In response to NECC incident, Congress passed Drug Quality and Security Act, with new section 503B specifically designating certain compounders as "outsourcing facility"**
  - Hospitals, physician offices allowed to provide patients with drugs from inventory from 503B FDA-supervised outsourcing facilities

Recent History of Increasing Regulation (cont)

- **Regulation has increased significantly:**
  - USP 795: Governs non-sterile compounding
  - USP 797 (updated 2016): Governs wide range of pharmacy policies/procedures with respect to sterile preparations; designed to prevent contamination, protect workers
  - USP 800 (2016): Governs practice, quality standards for handling hazardous drugs; designed to promote patient and worker safety, environmental protection
    - Vast majority of compounding pharmacies handle hazardous substances
    - Cost of compliance estimated to exceed 1-3 years of profitability
    - Compliance required by July 1, 2018
- **Trend line of FDA's actions: Establish much tighter control of 503A operations, favor more regulated 503B outsourcing facilities**
- **Regulation driving 503A, 503B owners to seek partner that can provide strategy, scale, resources to operate successfully in more stringent regulatory environment, create an exit/succession plan for their businesses**

Reimbursement Environment

- Medically-necessary compounded medicines were generally reimbursable by insurers, Medicare, Medicaid
- In 2014, pharmacy benefit managers focused on compounded pharmacy claims and narrowed ingredients covered in response to abuses by compounders, reducing reimbursements dramatically
- Impact on industry has mostly washed through most compounders
- Results over last 18-20 months, upon which TNTY will value acquisitions, reflective of more stringent reimbursement environment
- TNTY focusing on compound pharmacies that are 75-90% cash pay, having successfully adjusted business to changed financial landscape

Competition

- **503As-Little direct at present, highly fragmented industry**
  - Approximately 4,000 independent compounding pharmacies
  - 99% Under $10M in revenue
  - No significant multi-site networks
  - Wedgwood Pharmacy (New Harbor Capital), primarily focused on pet
- **503Bs-Several large players entered recently**
  - 63 Total 503B Sites (45 without common ownership)
  - PharMEDium (AmerisourceBergen)
  - CAPS (B. Braun Medical)
  - QuVa Pharma (Bain Capital - 2016)
  - Imprimis Pharmaceuticals (Nasdaq: IMMY)
  - AnazaoHealth (Fagron)
  - KRS Global
  - Wells Pharmacy Network
- **Big Pharma**

Why Consolidate Now

- **Compound pharmacy owners fatigued, highly motivated to sell due to:**
  - Increased regulation; more cost, hassle
  - Insurance reimbursement almost extinguished
- **Current buyers market will keep acquisition multiples low**
- **Limited competition for 503As at present due to negative industry publicity, increased regulation**
- **Ability to build scale quickly given plethora of sellers, low valuations, limited competition**
- **Scale, buyer's market facilitate ability to leverage two way synergies of platform of 503As with 1-2 503Bs to increase sales, create operational efficiencies**

Strategy

- **503A (retail) Hub and Spoke Acquisition Approach**
  - Target large compounding pharmacies (over $2M in revenue) or groups of smaller compounding pharmacies in single metropolitan area to form "hubs" on state-by-state basis
  - Ensure compliance with new and existing regulations
  - Share cost efficiencies and product expertise across 503A network
  - Tuck in smaller compounders not able to meet costs of regulation
- **Sales and Distribution Network**
  - Each hub will have local salespeople, in conjunction with compounding pharmacists, building intimate relationships with MDs in true triad relationship for customized patient care
  - Pharmacists annually rank first/second (behind nurses) as most trusted professionals
  - Compounding pharmacies have different relationship with MDs than most other healthcare entities
    - OIG acknowledges this: compounding pharmacies not required to follow Sunshine laws

Strategy (cont'd)

- **Acquire 503Bs, Create Platform and Sales Synergies**
  - Target 1-2 geographically strategic 503Bs to support 503A roll up
  - 503As can only make patient-specific prescriptions for procedures with prescription received in advance – extremely inefficient
  - MD offices, hospitals can purchase compounded medications in bulk from FDA-supervised 503B production facilities
  - 503B pharmacies challenged in connecting to MD offices individual that could utilize their products
  - Leveraging our 503A network of established relationships, salespeople TN can sell 503B products at little additional cost
  - Office-use drugs from 503Bs address both financial, patient care drivers for MDs
- **Large 503A hubs expected to be acquired for 4-5x, smaller 503A spokes for 2-3x; 503Bs expected to be acquired for 3-7x EBITDA**
- **Consideration will be combination of cash, seller notes and equity, with notes based on earn out structure**

Pipeline

- **At present:**

Name		Annual Revenue
Integrity	(closed)	$1,000,000
Target #1	(Q3 closing)	$5,000,000
Target #2	(Q3 closing)	$4,200,000
Target #3	(Q4 closing)	$6,000,000
Target #4	(Q4 closing)	$4,000,000
Total Pipeline of Deals Pending and Under Negotiation/Diligence (pending available financing)		$20,200,000

Management Bios

Management

- **Jim Driscoll, Director and CEO**
  - Currently also CEO of Channels Terminals, a combination refinery and terminal operation in Houston, Texas. In the final stages of a sale process.
  - 2011-2013: President of Method Holdings LLC, a holding company established to aggregate wealth management firms owned by accounting firms.
  - 2009-2010: Engaged by HIG as COO to manage Caredynamix, a troubled national provider of onsite vaccination services.
  - 2006-2011: Partner at 1848 Capital Partners, a private equity firm.
  - 2003-2006: EVP-International, Carey Worldwide – based in London, led optimization of company's global franchisee network after seven years of aggregation.
  - 1996-2002: Various executive positions of increasing responsibility at InterGen, a global power generation company
  - Harvard MBA, Bowdoin College BA

Management (cont'd)

- **Steve Keaveney, Board Chairman and CFO**
  - Currently CFO of Connectivity Wireless, an in-building wireless network company
  - 2013-2014: CFO of Innotrac Corporation, a rapidly growing ecommerce fulfillment business
    - Helped engineer $114 million take private leveraged buy-out backed by Sterling Partners
  - 2010-2013: CFO of BeavEx, Inc., a $300 million same day courier service with 5,000 drivers in 100 locations in 47 states
    - Led restructuring of the business changing IT strategy, bonus structures, financial reporting and budgeting to increase EBITDA from $4 million to $10 million
    - Sold to Eos Capital
    - Secured $45 million in debt financing; completed four acquisitions, growing revenue 50%
  - One of the founders of Cable Management Ireland (CMI), which rolled up 28 cable companies in eastern Europe, Prague and Vienna and sold for $100 million to Liberty Media
  - Began career in family cable business until sold
  - CPA, worked at Deloitte in NYC
  - Pepperdine MBA, Villanova BA

Management (cont'd)

- **Casey Gaetano, Director of Corporate Development**
  - Responsible for
    - Sales and marketing in the Atlanta metro area, and
    - Strategy, identification and vetting of acquisitions and development of national sales and marketing plan to promote the formulation set from all True Nature network participants
  - 2015: Founder of Integrity Compounding, acquired by True Nature May 2016
  - 2010-2015: Co-founder of P3 Compounding Pharmacy
  - 2009-2010: Analyst at Braff Group, an M&A Mergers advisory firm specializing in Healthcare Services
  - Emory University BA

Management (cont'd)

- **Gary Meyer, Director of Compliance**
  - Responsible for state and federal regulatory compliance for True Nature
  - Aug 2015-June 2015: Pharmacist in Charge, CRC Pharmacy
  - Apr 2015-July 2015: Pharmacist in Charge, Physicians Rx Pharmacy
  - 1995-Feb 2015: Co-Owner and Pharmacist in Charge, Dunwoody Pharmacy
  - 1992-1995: Pharmacist in Charge, Concord Pharmacy
  - 1992: Pharmacist, Kroger Pharmacy
  - 1989-1992: Asst Manager, Staff Pharmacist, Treasury Drug Stores
  - Member of the following industry organizations:
    - Georgia Board of Pharmacy
    - Pharmacy Franchise & Owners Association
    - National Community Pharmacists Association
    - Georgia Pharmacy Association
    - International Academy of Compounding Pharmacists
    - Professional Compounding Centers of America
  - University of Georgia BS (Pharmacy)